SEGMENT INFORMATION	6 Months Ended
Jun. 30, 2022
SEGMENT INFORMATION
SEGMENT INFORMATION

NOTE 8 - SEGMENT INFORMATION:

The Chief Executive Officer is the Company’s Chief Operating Decision Maker (“CODM”). The CODM allocates resources and assesses the Company’s performance based on the following segmentation: Commercial Operations and Research & Development.

Effective December 31, 2021, the Company changed its operating segments to reflect the manner in which the Company's CODM reviews and assesses performance. Accordingly, the Company reports on revenue and segment Adjusted EBITDA. Disclosures regarding the Company’s reportable segments for prior periods have been adjusted to conform to the current period presentation. Adjusted EBITDA represents net loss before depreciation, amortization, and financial expenses (income), adjusted to exclude share-based compensation.

The following table presents segment profitability and a reconciliation to the consolidated net loss and comprehensive loss for the periods indicated:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
	U.S. dollars in thousands		U.S. dollars in thousands
Commercial Operations Segment Adjusted EBITDA	(2,913)	(5,471)	(12,190)	(10,482)
Research And Development Adjusted EBITDA	(3,712)	(11,846)	(6,620)	(21,797)
Financial expenses (income), net	2,552	4,235	6,451	8,946
Share-based compensation to employees and service providers	618	5,274	2,924	6,146
Depreciation	617	465	1,154	957
Amortization and impairment of intangible assets	1,299	1,830	2,900	3,657
Consolidated Comprehensive loss	11,711	29,121	32,239	51,984

Except for $2 million licensing revenues reported in the six months ended June 30, 2022, which are allocated to the Research and Development segment, all of the Company’s revenues are allocated to the Commercial Operations segment.